UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

CHINA PHARMA HOLDINGS, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34471	73-1564807
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

Second Floor, No. 17, Jinpan Road

Haikou, Hainan Province, China 570216

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86 898-6681-1730 (China)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CPHI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2020, in view of the total of $2,299,186 accrued but unpaid cash compensation by China Pharma Holdings, Inc. (the “Company,” “we” or “our”) to Chairman of the Board, Chief Executive Officer and interim Chief Fiancnial Officer, Ms. Zhilin Lin over the past nine years (the “Unpaid Cash Compensation”), the Compensation Committee of the Company, authorized the issuance to Ms. Li an aggregate of 2,000,000 shares of common stock (the “Shares”) under the Company’s 2010 Long-Term Incentive Plan, as amended, to partially off set the Unpaid Cash Compensation.

The Shares are vesting immediately with no restrictions. Based on the per share price of $0.43, being the average of the closing prices during the past five trading days prior to the approval rendered by the Compensation Committee, higher than the closing price of the approval date, or $0.42, such Shares are valued at $864,480. Thus the Unpaid Cash Compensation is reduced to $1,434,706.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 28, 2020, the Company held its annual shareholders meeting for the fiscal year ended December 31, 2019 (the “Annual Meeting”). Holders of 24,934,171 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 57.22% of the total outstanding shares of common stock and therefore constituting a quorum of more than one-third of the shares outstanding and entitled to vote at the Annual Meeting as of the record date.

The final voting results for the matter submitted to a vote of shareholders at the meeting are as follows. No broker non-votes were counted for the proposal.

A proposal to elect three independent director nominees to our Board of Directors to serve until the next annual meeting and until their successors are elected and qualified:

Director’s Name	Votes For	Votes Withheld
Gene Michael Bennett	23,978,130	956,041
Yingwen Zhang	23,950,262	983,909
Baowen Dong	23,959,272	974,899

Pursuant to the foregoing votes, Gene Michael Bennett, Yingwen Zhang and Baowen Dong were elected to serve as our independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2020

CHINA PHARMA HOLDINGS, INC.

By:	/s/ Zhilin Li
Name:	Zhilin Li
Title:	President and Chief Executive Officer

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